U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT : September 13, 2007

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S.EMPLOYER IDENTIFICATION NUMBER)

520 SE 5th Avenue, Suite 1508
Fort Lauderdale, Florida, 33301
TELEPHONE: 954-463-1417
FAX 954-728-8896
(ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 4, 2007 Daniele L. Forigo resigned as President and as a Director of MineCore International, Inc. and it’s subsidiaries.

Jerry G. Mikolajczyk will assume the role as Interim President while the company is seeking financing for its contemplated mining operations. A new President will be recruited upon successful financing for the contemplated mining operations planned for in Madagascar and Canada.

SIGNATURES

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED: September 13, 2007

MINECORE INTERNATIONAL, INC. BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer